SECOND AMENDMENT TO NOTE PURCHASE AGREEMENTS

         SECOND AMENDMENT dated as of March 15, 1999 (the or this "SECOND AMENDMENT") to the Note Purchase Agreements, each dated as of March 9, 1998, among NFO WORLDWIDE, INC., a Delaware corporation (the "COMPANY"), and each of the institutions which is a signatory to this Second Amendment (collectively, the "NOTEHOLDERS").

                                    RECITALS:

         A. The Company and each of the Noteholders have heretofore entered into separate and several Note Purchase Agreements each dated as of March 9, 1998 (collectively, the "NOTE PURCHASE AGREEMENTS"). The Company has heretofore issued its $40,000,000 6.43% Senior Notes (the "Notes") pursuant to the Note Purchase Agreements. The Noteholders are the holders of 100% of the outstanding principal amount of the Notes.

         B. The Company and the Noteholders now desire to amend the Note Purchase Agreements in the respects, but only in the respects, hereinafter set forth, and to set forth certain other understandings.

         C. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in the Note Purchase Agreements as hereby amended.

         D. All requirements of law have been fully complied with and all other acts and things necessary to make this Second Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

         NOW, THEREFORE, the Company and the Noteholders, in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, do hereby agree as follows:

SECTION 1  AMENDMENTS.

         1.1 The definition of "EXCLUDED GUARANTIES" contained in Schedule B to the Note Purchase Agreements shall be and is hereby amended in its entirety to read as follows:

                  "EXCLUDED GUARANTIES" means (i) the Guaranties of the Restricted Subsidiaries issued on November 20, 1998 in respect of the Notes, the Adjustable Rate Notes, the Subordinated Notes and the Debt under the Fleet/Chase Debt Facility, (ii) Guaranties of the Restricted Subsidiaries in respect of the March

         1999 Notes, (iii) any other Guaranties of Subsidiaries issued after the March, 1999 Closing Date in respect of the Debt identified in the foregoing clauses (i) and (ii), (iv) Guaranties of any refinancing, replacement or renewal of such Debt so long as the aggregate principal amount of such Debt is not in excess of that outstanding or, in the case of the Fleet/Chase Debt Facility, the commitment amount, immediately after giving effect to the sale of the March 1999 Notes on the March, 1999 Closing Date and the holders of such Debt (other than any holders of Subordinated Funded Debt) are parties to the Sharing Agreements and (v) any Guaranties by Subsidiaries of the Adjustable Rate Notes, the March 1999 Notes, the Subordinated Notes or the obligations of the Company under the Fleet/Chase Debt Facility if Guaranties of such Subsidiaries shall also have been issued in respect of the Notes pursuant to Section 9.7(a).

         1.2 The definition of "FUNDED DEBT" contained in Schedule B to the Note Purchase Agreements shall be and is hereby amended in its entirety to read as follows:

                  "FUNDED DEBT" means, with respect to any Person, all Debt of such Person which by its terms or by the terms of any instrument or agreement relating thereto matures, or which is otherwise payable and unpaid, one year or more from, or is directly or indirectly renewable or extendable as the option of the obligor in respect thereof to a date one year or more (including, without limitation, an option to such obligor under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more) from, the date of the creation thereof. The amount of Funded Debt outstanding under any such revolving credit or similar agreement (including the Fleet/Chase Debt Facility) on any date shall be deemed to be the average daily amount outstanding under such facility during the period of 365 consecutive days ending on and including such date, and not the actual amount outstanding on such date; PROVIDED HOWEVER, that (i) as used in the definitions of "Consolidated Senior Funded Debt" and "Consolidated Funded Debt," but only as such terms are used in Section 10.14, the amount of Funded Debt outstanding under any such revolving credit or similar agreement (including the Fleet/Chase Debit Facility) on any date shall be the actual amount outstanding on such date, and (ii) for purposes of Section 10.1, 10.2, 10.3 and 10.10 from and after the March 1999 Closing Date, the amount of Funded Debt outstanding under the Fleet/Chase Debit Facility during the period beginning on November 20, 1998 and ending on March 1999 Closing Date, shall not include an amount equal to the March 1999 Retired Funded Debt Amount.

         1.3 The definition of "SHARING AGREEMENT" contained in Schedule B of the Note Purchase Agreements shall be and is hereby amended in its entirety to read as follows:

                  "SHARING AGREEMENT" means that certain Amended and Restated Sharing Agreement, dated as of March 15, 1999, among the holders of the Notes, the

         Adjustable Rate Notes, the March 1999 Senior Notes and the banks party to the Fleet/Chase Credit Facility, as further amended, supplemented or restated from time to time, including, without limitation, amendments which add additional parties thereto.

         1.4 The definition of "SUBORDINATED NOTE PURCHASE AGREEMENT" contained in Schedule B to the Note Purchase Agreements shall be and is hereby amended in its entirety to read as follows:

                  "SUBORDINATED NOTE PURCHASE AGREEMENT" means collectively (i) the Note Purchase Agreements, dated as of November 20, 1998, among the Company and the purchasers of the subordinated promissory notes issued thereunder (as amended, supplemented or restated from time to time in accordance with the last paragraph of Section 10.2) and (ii) the March 1999 Subordinated Note Purchase Agreements.

         1.5 The following shall be added as new definitions in alphabetical order to Schedule B to the Note Purchase Agreements:

                  "MARCH 1999 CLOSING DATE" means the date of the issuance and sale of the March 1999 Notes.

                  "MARCH 1999 NOTE PURCHASE AGREEMENTS" means the March 1999 Senior Note Purchase Agreements and the March 1999 Subordinated Note Purchase Agreements.

                  "MARCH 1999 NOTES" means the March 1999 Senior Notes and the March 1999 Subordinated Notes.

                  "MARCH 1999 RETIRED FUNDED DEBT AMOUNT" means the aggregate principal amount of Funded Debt outstanding under the Fleet/Chase Debt Facility which shall be repaid on the March 1999 Closing Date from the proceeds of the issuance and the sale of the March 1999 Notes.

                  "MARCH 1999 SENIOR NOTE PURCHASE AGREEMENTS" means the separate Note Purchase Agreements dated as of March 15, 1999, among the Company and the purchasers of the March 1999 Senior Notes, as amended, supplemented or restated from time to time.

                  "MARCH 1999 SENIOR NOTES" means the Senior Notes issued under the March 1999 Senior Note Purchase Agreements, as such notes may be amended, supplemented or restated from time to time other than any amendment that would increase the principal amount thereof above the principal amount outstanding as of the date of any such amendment.

                  "MARCH 1999 SUBORDINATED NOTE PURCHASE AGREEMENTS" means the separate Note Purchase Agreements dated as of March 15, 1999, among the Company and the purchasers of the March 1999 Subordinated Notes, as amended, supplemented or restated from time to time in accordance with the last paragraph of Section 10.2.

                  "MARCH 1999 SUBORDINATED NOTES" means the Subordinated Notes issued under the March 1999 Subordinated Note Purchase Agreements, as such notes may be amended, supplemented or restated from time to time in accordance with the last paragraph of Section 10.2 other than any amendment that would increase the principal amount thereof above the principal amount outstanding as of the date of such amendment.

SECTION 2  ACKNOWLEDGMENTS AND CONSENTS

         Each of the Noteholders hereby consents to the amendment (attached hereto as Exhibit A) to the Company's subordinated note purchase agreements dated as of November 20, 1998, including the amendment to the defined terms "Required Senior Debt Holders" and "Requisite Senior Debt" in Schedule B thereof.

SECTION 3  MISCELLANEOUS

         3.1 This Second Amendment shall be construed in connection with and as part of each of the Note Purchase Agreements, and except as modified and expressly amended by this Second Amendment, all terms, conditions and covenants contained in the Note Purchase Agreements are hereby ratified and shall be and remain in full force and effect.

         3.2 Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Second Amendment may refer to the Note Purchase Agreements without making specific reference to this Second Amendment but nevertheless all such references shall include this Second Amendment unless the context otherwise requires.

         3.3 The descriptive headings of the various Sections or parts of this Second Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

         3.4 This Second Amendment shall be governed by and construed in accordance with New York law.

         3.5 The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Second Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

 [Remainder of page left intentionally blank; next page is the signature page.]

                                       NFO WORLDWIDE, INC.


                                       By: /s/ Michael Tsavaris
                                           --------------------
                                           Name:  Michael Tsavaris
                                           Title: Vice President


                                       JACKSON NATIONAL LIFE
                                       INSURANCE COMPANY

                                       By PPM AMERICA, INC., as
                                       attorney in fact, on behalf
                                       of Jackson National Life
                                       Insurance Company


                                       By: /s/ Brian P. Gallagher
                                           ----------------------
                                           Name:  Brian P. Gallagher
                                           Title: Vice President


                                       CONNECTICUT GENERAL LIFE
                                       INSURANCE COMPANY

                                       By: CIGNA INVESTMENTS, INC.


                                       By: /s/ Stephen H. Wilson
                                           ---------------------
                                           Name:  Stephen H. Wilson
                                           Title: Managing Director


                                       CONNECTICUT GENERAL LIFE
                                       INSURANCE COMPANY, on behalf of
                                       one or more separate accounts

                                       By: CIGNA INVESTMENTS, INC.


                                       By: /s/ Stephen H. Wilson
                                           ---------------------
                                           Name:  Stephen H. Wilson
                                           Title: Managing Director

                                       CIGNA PROPERTY AND CASUALTY
                                       INSURANCE COMPANY

                                       By: CIGNA INVESTMENTS, INC.


                                       By: /s/ Stephen H. Wilson
                                           ---------------------
                                           Name:  Stephen H. Wilson
                                           Title: Managing Director


                                       LIFE INSURANCE COMPANY OF
                                       NORTH AMERICA

                                       By: CIGNA INVESTMENTS, INC.


                                       By: /s/ Stephen H. Wilson
                                           ---------------------
                                           Name:  Stephen H. Wilson
                                           Title: Managing Director


                                       TMG LIFE INSURANCE COMPANY


                                       By: /s/ Constance L. Keller
                                           -----------------------
                                           Name:  Constance L. Keller
                                           Title: Director, Private Placements


                                       By: /s/ Michael J. Stappe
                                           ---------------------
                                           Name:  Michael J. Stappe
                                           Title: Senior Vice President


                                       BERKSHIRE LIFE INSURANCE
                                       COMPANY


                                       By: /s/ Ellen I. Whittaker
                                           ----------------------
                                           Name:  Ellen I. Whittaker
                                           Title: Senior Investment Officer

                                    Exhibit A

Draft of March 19, 1999

================================================================================

                               NFO WORLDWIDE, INC.

                             ----------------------

                                 FIRST AMENDMENT
                           Dated as of March 15, 1999


                                       to


                            NOTE PURCHASE AGREEMENTS
                          Dated as of November 20, 1998

                             ----------------------

                 Re: $17,000,000 9.84% Senior Subordinated Notes
                              Due November 15, 2008

================================================================================

                   FIRST AMENDMENT TO NOTE PURCHASE AGREEMENTS

         THIS FIRST AMENDMENT dated as of March 15, 1999 (the or this "FIRST AMENDMENT") to the Note Purchase Agreements each dated as of November 20, 1998 is among NFO WORLDWIDE, INC., a Delaware corporation (the "COMPANY") and each of the institutions which is a signatory to this First Amendment (collectively, the "NOTEHOLDERS").

                                R E C I T A L S:

         A. The Company and each of the Noteholders have heretofore entered into separate and several Note Purchase Agreements each dated as of November 20, 1998 (collectively, the "NOTE PURCHASE AGREEMENTS"). The Company has heretofore issued the $17,000,000 9.84% Senior Notes due November 15, 2008 (the "NOTES") pursuant to the Note Purchase Agreements. The Noteholders are the holders of 100% of the outstanding principal amounts of the Notes.

         B. The Company and the Noteholders now desire to amend the Note Purchase Agreements in the respects, but only in the respects, hereinafter set forth.

         C. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreements unless herein defined or the context shall otherwise require.

         D. All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

         NOW, THEREFORE, the Company and the Noteholders, in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, do hereby agree as follows:

SECTION 1.  AMENDMENTS.

         1.1 The definition of "EXCLUDED GUARANTIES" contained in Schedule B to the Note Purchase Agreements shall be and is hereby amended in its entirety to read as follows:

                  "EXCLUDED GUARANTIES" means (i) the Guaranties of the Restricted Subsidiaries issued on the Closing Date in respect of the Notes, the Existing Senior Notes, the Senior Notes and the Debt under the Fleet/Chase Debt Facility, (ii) the Guaranties of the Restricted Subsidiaries in respect of the March 1999 Notes, (iii) any other Guaranties of Subsidiaries issued thereafter in respect of the Debt identified in the foregoing clauses (i) and (ii), (iv) Guaranties of any refinancing, replacement or renewal of such Debt so long as the aggregate principal amount of such Debt is not in excess of that outstanding or, in the case of the Fleet/Chase Debt Facility, available to be borrowed, immediately after giving effect to the sale of the Notes and the Senior Notes on the Closing Date and the holders of such Debt (other than any holders of Subordinated Funded Debt) are parties to the Sharing Agreement, and (v) any Guaranties by Subsidiaries of the Existing Senior Notes, the Senior Notes, the Notes, the March 1999 Notes or the obligations of the Company under the Fleet/Chase Debt Facility if Guaranties of such Subsidiaries shall also have been issued in respect of the Notes pursuant to Section 9.7(a).

         1.2 The definition of "FUNDED DEBT" contained in Schedule B to the Note Purchase Agreements shall be and is hereby amended in its entirety to read as follows:

                  "FUNDED DEBT" means, with respect to any Person, all Debt of such Person which by its terms or by the terms of any instrument or agreement relating thereto matures, or which is otherwise payable or unpaid, one year or more from, or is directly or indirectly renewable or extendible at the option of the obligor in respect thereof to a date one year or more (including, without limitation, an option of such obligor under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more) from, the date of the creation thereof. The amount of Funded Debt outstanding under any such revolving credit or similar agreement (including the Fleet/Chase Debt Facility) on any date shall be deemed to be the average daily amount outstanding under such facility during the period of 365 consecutive days ending on and including such date, and not the actual amount outstanding on such date; PROVIDED, HOWEVER, that (i) as used in the definitions of "Consolidated Senior Funded Debt" and "Consolidated Funded Debt," but only as such terms are used in Section 10.14, the amount of Funded Debt outstanding under any such revolving credit or similar agreement (including the Fleet/Chase Debt Facility) on any date shall be the actual amount outstanding on such date, and (ii) for purposes of Sections 10.1, 10.2 and 10.3 from and after the March 1999 Closing Date, the amount of Funded Debt outstanding under the Fleet/Chase Debt Facility during the period beginning on November 20, 1998 and ending on the March 1999 Closing Date, shall not include an amount equal to the March 1999 Retired Funded Debt Amount.

         1.3 The definition of "REQUIRED SENIOR DEBT HOLDERS" contained in Schedule B to the Note Purchase Agreements shall be and is hereby amended in its entirety to read as follows:

                  "REQUIRED SENIOR DEBT HOLDERS" means as of the date of any determination under this Agreement, (a) in the case of any notice pursuant to Section 13(c) or (d), either (x) the holders of 35% in aggregate principal amount of the March 1999 Senior Notes, the Senior Notes and the Existing Senior Notes voting as a single class, or (y) the Administrative Agent under the Fleet/Chase Debt Facility

         (including any successor to Fleet National Bank, as Administrative Agent), and (b) in the case of any notice pursuant to Section 13(e) a notice from the holders of the Requisite Senior Debt.

                  No notice shall be effective:

                  (i) pursuant to Section 13(c) unless, in the case of any notice from the holders of the March 1999 Senior Notes, the Senior Notes and the Existing Senior Notes, the aggregate unpaid principal amount of such Senior Debt then outstanding shall be more than $10,000,000 and in the case of any notice from the Administrative Agent under the Fleet/Chase Debt Facility, the aggregate unpaid principal amount of Senior Debt outstanding under the Fleet/Chase Debt Facility shall be more than $10,000,000, PROVIDED, that if neither group of holders of Senior Debt shall hold an amount in excess of the required minimum set forth in this clause (i), then the minimum outstanding principal amount for each group shall be reduced to $5,000,000, and

                  (ii) pursuant to Section 13(d) unless, in the case of any notice from the holders of the March 1999 Senior Notes, the Senior Notes and the Existing Senior Notes, the aggregate principal amount of such Senior Debt then outstanding shall be more than $15,000,000 and in the case of any notice from the Administrative Agent under the Fleet/Chase Debt Facility, the aggregate unpaid principal amount of Senior Debt outstanding under the Fleet/Chase Debt Facility shall be more than $15,000,000, PROVIDED that if neither group of holders of Senior Debt shall hold an amount in excess of the required minimum set forth in this clause (ii), then the minimum outstanding principal amount for each group shall be reduced to $5,000,000.

         1.4 The definition of "REQUISITE SENIOR DEBT" contained in Schedule B to the Note Purchase Agreements shall be and is hereby amended in its entirety to read as follows:

                  "REQUISITE SENIOR DEBT" shall mean (x) in the case of the March 1999 Senior Notes, the Senior Notes and the Existing Senior Notes, the holders of 51% in aggregate unpaid principal amount of such Senior Debt voting as a single class, and (y) in the case of the Fleet/Chase Debt Facility, the vote of the Administrative Agent and in each case voting in accordance with the following:

                  (i) a vote from both classes of Senior Debt if, (x) the March 1999 Senior Notes, the Senior Notes and the Existing Senior Notes shall be outstanding in the aggregate unpaid principal amount equal to or more than $15,000,000, and the aggregate unpaid principal amount of Senior Debt outstanding under the Fleet/Chase Debt Facility shall be equal to or more than $15,000,000; or (y) the March 1999 Senior Notes, the Senior Notes and the Existing Senior Notes shall be outstanding in an aggregate unpaid principal amount less than $15,000,000 but more than $5,000,000 and the aggregate unpaid principal amount of Senior Debt outstanding under the Fleet/Chase Debt Facility shall be less than $15,000,000 but not more than $5,000,000;

                  (ii) a vote from only the March 1999 Senior Notes, the Senior Notes and the Existing Senior Notes if the March 1999 Senior Notes, the Senior Notes and the Existing Senior Notes shall be outstanding in the aggregate unpaid principal amount equal to or more than $15,000,000, and the aggregate unpaid principal amount of Senior Debt outstanding under the Fleet/Chase Debt Facility shall be less than $15,000,000;

                  (iii) a vote from only the Administrative Agent if the Senior Debt outstanding under the Fleet/Chase Debt Facility shall be outstanding in an aggregate unpaid principal amount equal to or more than $15,000,000 and the aggregate unpaid principal amount of the March 1999 Senior Notes, the Senior Notes and the Existing Senior Notes shall be less than $15,000,000;

                  (iv) a vote from only the March 1999 Senior Notes, the Senior Notes and the Existing Senior Notes if the March 1999 Senior Notes, the Senior Notes and the Existing Senior Notes shall be outstanding in the aggregate unpaid principal amount less than $15,000,000 but equal to or more than $5,000,000, and the aggregate unpaid principal amount of Senior Debt outstanding under the Fleet/Chase Debt Facility shall be less than $5,000,000;

                  (v) a vote from only the Administrative Agent if the Senior Debt outstanding under the Fleet/Chase Debt Facility shall be outstanding in the aggregate unpaid principal amount less than $15,000,000 but equal to or more than $5,000,000, and the aggregate unpaid principal amount of the March 1999 Senior Notes, the Senior Notes and the Existing Senior Notes shall be less than $5,000,000; and

                  (vi) a vote of a majority in aggregate principal amount of both classes of Senior Debt (voting as a single class) if the aggregate unpaid principal amount of the March 1999 Senior Notes, the Senior Notes and the Existing Senior Notes is less than $5,000,000 and the unpaid principal amount of Senior Debt outstanding under the Fleet/Chase Debt Facility is less than $5,000,000.

         1.5 The definition of "SHARING AGREEMENT" contained in Schedule B to the Note Purchase Agreements shall be and is hereby amended in its entirety to read as follows:

                  "SHARING AGREEMENT" means the Sharing Agreement, dated as of November 20, 1998, as amended and restated as of the March 1999 Closing Date, among certain creditors of the Company from time to time, as further amended, supplemented or restated from time to time.

         1.6 The definition of "SUBORDINATED FUNDED DEBT" contained in Schedule B to the Note Purchase Agreements shall be and is hereby amended in its entirety to read as follows:

                  "SUBORDINATED FUNDED DEBT" means the Notes, the March 1999 Subordinated Notes and any other unsecured Funded Debt that is subordinated in right of payment or security to the Debt of the Company substantially in the manner set forth in Section 13 or in such other manner as shall be satisfactory to the Required Holders.

         1.7 The following shall be added as new definitions in alphabetical order to Schedule B to the Note Purchase Agreements:

                  "MARCH 1999 CLOSING DATE" means the date of the issuance and sale of the March 1999 Notes.

                  "MARCH 1999 NOTE PURCHASE AGREEMENTS" means the March 1999 Senior Note Purchase Agreements and the March 1999 Subordinated Note Purchase Agreements.

                  "MARCH 1999 NOTES" means the March 1999 Senior Notes and the March 1999 Subordinated Notes.

                  "MARCH 1999 RETIRED FUNDED DEBT AMOUNT" means the aggregate principal amount of Funded Debt outstanding under the Fleet/Chase Debt Facility which shall be repaid on the March 1999 Closing Date from the proceeds of the issuance and sale of the March 1999 Notes.

                  "MARCH 1999 SENIOR NOTE PURCHASE AGREEMENTS" means the separate Note Purchase Agreements dated as of March 15, 1999, among the Company and the purchasers of the March 1999 Senior Notes, as amended, supplemented or restated from time to time.

                  "MARCH 1999 SENIOR NOTES" means the Senior Notes issued under March 1999 Senior Note Purchase Agreements, as such notes may be amended, supplemented or restated from time to time other than any amendment that would increase the principal amount thereof above the principal amount outstanding as of the date of any such amendment.

                  "MARCH 1999 SUBORDINATED NOTE PURCHASE AGREEMENTS" means the separate Note Purchase Agreements dated as of March 15, 1999, among the Company and the purchasers of the March 1999 Subordinated Notes, as amended, supplemented or restated from time to time.

                  "MARCH 1999 SUBORDINATED NOTES" means the Subordinated Notes issued under the March 1999 Subordinated Note Purchase Agreements, as such notes may be amended, supplemented or restated from time to time other than any amendment that would increase the principal amount thereof above the principal amount outstanding as of the date of any such amendment.

SECTION 2.  MISCELLANEOUS.

         2.1 This First Amendment shall be construed in connection with and as part of each of the Note Purchase Agreements, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Note Purchase Agreements are hereby ratified and shall be and remain in full force and effect.

         2.2 Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Purchase Agreements without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

         2.3 The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

         2.4 This First Amendment shall be governed by and construed in accordance with New York law.

         2.5 The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

                                      NFO WORLDWIDE, INC.


                                      By: ________________________
                                          Name:
                                          Title:

Accepted and Agreed to:

                                      TEACHERS INSURANCE AND ANNUITY
                                        ASSOCIATION OF AMERICA


                                      By: ________________________
                                          Name:
                                          Title:


                                      NATIONAL LIFE INSURANCE COMPANY


                                      By: ________________________
                                          Name:
                                          Title:

Accepted and Agreed to:

                                      CONNECTICUT GENERAL LIFE
                                        INSURANCE COMPANY

                                      By: CIGNA INVESTMENTS, INC.


                                      By: ________________________
                                          Name:
                                          Title:


                                      CONNECTICUT GENERAL LIFE
                                        INSURANCE COMPANY,  on behalf of one
                                        or more separate accounts

                                      By: CIGNA INVESTMENTS, INC.


                                      By: ________________________
                                          Name:
                                          Title:


                                      LIFE INSURANCE COMPANY OF
                                        NORTH AMERICA

                                      By: CIGNA INVESTMENTS, INC.


                                      By: ________________________
                                          Name:
                                          Title:

Accepted and Agreed to:

                                      NORTHERN LIFE INSURANCE
                                        COMPANY


                                      By: ________________________
                                          Name:
                                          Title:


                                      RELIASTAR LIFE INSURANCE COMPANY


                                      By: ________________________
                                          Name:
                                          Title: